Trade and other receivables	12 Months Ended
Dec. 31, 2020
Trade And Other Current Receivables [Abstract]
Trade and other receivables
7.	Trade and other receivables

	December 31, 2020	December 31, 2019	January 1, 2019
Trade receivables	570,609	442,148	443,718
Other receivables	27,264	10,093	19,357
	597,873	452,241	463,075

The Group’s exposure to credit and currency risks related to trade and other receivables is disclosed in note 26 a) and d).

Trade receivables at December 31, 2020 include $13.5 million of in-transit revenue balances (December 31, 2019 – $7.6 million; January 1, 2019 - $7.9 million). Due to the short-term nature of the transportation and logistics services provided by the Group, these services are expected to be completed within the week following the year-end.